REPORTING BURDEN
Public reporting burden for this collection of information is estimated to average 1.86 minutes (0.031 hours) per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate, including suggestions for reducing this burden, to Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, N.W., Washington, D.C. 20551; and to the Office of Management and Budget, Paperwork Reduction Project (7100-0115), Washington, D.C. 20503.

FR U-1
O.M.B. No. 7100-0115

BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM

Statement of Purpose for an Extension of Credit Secured by Margin Stock

Merrill Lynch Bank USA
Name of Bank

(Federal Reserve Form U-1)

This form is required by law (15 U.S.C. §§78g and 78w; 12 CFR 221).

INSTRUCTIONS

1. This form must be completed when a bank extends credit in excess of $100,000 secured directly or indirectly, in whole or in part, by any margin stock.

2. The term "margin stock" is defined in Regulation U (12 CFR 221) and includes, principally: (1) stocks that are registered on a national securities exchange or that are on the Federal Reserve Board's List of Marginable OTC Stocks; (2) debt securities (bonds) that are convertible into margin stocks; (3) any over-the-counter security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission (NMS security); and (4) shares of mutual funds, unless 95 percent of the assets of the fund are continuously invested in U.S. government, agency, state, or municipal obligations.

3. Please print or type (if space is inadequate, attach separate sheet).

PART I. To be completed by borrower(s).

1. What is the amount of the credit being extended? *Maximum available credit as determined by Merrill Lynch Bank USA from time to time based on the value of the securities pledged as collateral for the credit facility.*

2. Will any part of this credit be used to purchase or carry margin stock? ☐ Yes ☒ No

If the answer is "no," describe the specific purpose of the credit. *The credit facility may be used for any legally permissible purpose, including but not limited to personal, household, family or business purposes; provided, however, that no portion of the credit facility shall be used to purchase, carry or trade securities, or to repay debt incurred to purchase, carry or trade securities.*

Borrower(s): Reed's Inc.

I (we) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete, and that the margin stock and any other securities collateralizing this credit are authentic, genuine, unaltered, and not stolen, forged, or counterfeit.

NO RAISED SEAL COPY

Signed: [signature] 9/9/04

Borrower's Signature Date

Christopher J Reed
Print or Type Name

Signed:

Borrower's Signature Date

Print or Type Name

This form should not be signed in blank.
A borrower who falsely certifies the purpose of a credit on this form or otherwise willfully or intentionally evades the provisions of Regulation U will also violate Federal Reserve Regulation X, "Borrowers of Securities Credit."

Name of Borrower: Reed's Inc.
LMA Account No.: 230-07240
Form LMAFEDLN

ALL OTHER APPLICANTS

In order for Bank to learn more about the applicant's management condition, please attach the following:

1) If this is a Corporation
- Copy of the filed Articles of Incorporation
- Copy of Bylaws and any amendments thereto
- Certificate or Report of Good Standing Status if formed in DE, NJ, PA, or TX

2) If this is a Limited Partnership
- Copy of the filed Certificate of Limited Partnership
- Copy of Agreement of Limited Partnership any amendments thereto
- Certificate or Report of Good Standing Status if formed in DE, NJ, or PA

3) If this is a Limited Liability Company
- Copy of the filed Certificate of Formation
- Copy of Management/Operating Agreement any amendments thereto
- Certificate or Report of Good Standing Status if formed in DE, NJ, or PA

APPLICANT

Reed's Inc.
Company Name or Trade Name (whichever is applicable)

13000 South Spring Street
Street Address

Los Angeles		CA	90061
City	County	State	Zip
Christopher J Reed	CEO	310-217-9400 x10	310-217-9411
Contact Person	Title	Telephone Number	Fax Number
35-2177773		$ 9,500,000	
Employer I.D. Number (Tax I.D. Number)		Annual Gross Revenues	
Corporation		15	
Company Structure (i.e., corporation, partnership, limited liability company, etc.)		Years in Business	
Manufacturer		Beverages manufacturer	
Type of Business (i.e., manufacturer, service, retailer, etc.)		Primary Products or Services	
06/12/2002	Delaware		
Date of Incorporation/Formation	State of Incorporation/Formation		

APPLICANT AND/OR SHAREHOLDER INFORMATION

Will the proceeds from this loan pay off a loan provided by a Merrill Lynch Bank USA affiliate?	☒ No ☐ Yes If yes, attach explanation.
Will an individual or entity other than the Applicant or Co-Applicant pledge collateral for this loan?	☐ No ☒ Yes If yes, each third-party pledgor must complete an LMA Application for Pledgors.
Is the Applicant or Co-Applicant now an employee or officer or member of the board of directors of Merrill Lynch & Co., Inc. or any of its subsidiaries?	☒ No ☐ Yes If yes, attach explanation.
Is the Applicant or Co-Applicant a candidate (or member of a candidate's household) for, or holder of, federal, state, or local elective office?	☒ No ☐ Yes If yes: Please specify the office and the scheduled election date or the date elected to office. Office: _____ Date elected: ___/___/___ You must provide the Bank with a separate letter confirming the proceeds received from the referenced Loan Management Account will not be used for campaign purposes or to pay debt incurred by a campaign.
Is the Applicant a candidate for or holder of a position as an official (or member of an official's household) of a municipal securities issuer[1]?	☒ No ☐ Yes If yes, please specify the issuer and the jurisdiction. Issuer: _____ Jurisdiction: _____
Is the Applicant or Co-Applicant a non-U.S. official[2] or member of a non-U.S. official's household?	☒ No ☐ Yes If yes, please specify the government and office held. Government: _____ Office Held: _____
Is the majority shareholder or sole proprietor, as the case may be, now an employee or officer or member of the board of directors or holder of more than 10% of any class of voting securities of Merrill Lynch & Co., Inc. or any of its subsidiaries?	☒ No ☐ Yes ☐ N/A If yes, attach explanation.
If the Applicant is a legal entity other than an individual (natural person), is the entity controlled by a person who is an employee or officer or member of the board of directors or holder of more than 10% of any class of voting securities of Merrill Lynch & Co., Inc. or any of its subsidiaries? ("Control" means the power to vote 25% or more of any class of voting securities; the ability to control the election of a majority of directors; or the power to exercise a controlling influence over management policies)	☒ No ☐ Yes ☐ N/A If yes, please identify the employee, officer, director or 10% shareholder and the Merrill Lynch & Co., Inc. companies as to which they serve: _____

[1] An "official of a municipal securities issuer" is a person who is an incumbent, candidate, or successful candidate: (a) for elective office of the issuer which office is directly or indirectly responsible for, or can influence the outcome of, the hiring of a broker, dealer, or municipal securities dealer for municipal securities business of the issuer; or (b) for any elective office of a state or any political subdivision, which office has authority to appoint any person who is directly responsible for, or can influence the outcome of, the hiring of a broker, dealer, or municipal securities dealer for municipal securities business by an issuer.

[2] A "non-U.S. official" is a person who is an officer or employee of a government outside of the U.S., or of any department, agency, or instrumentality of a non-U.S. government. This also includes persons who act in an official capacity for or on behalf of a foreign government or department, agency, instrumentality of a foreign government, and those who are employed by an entity that is wholly or partially owned by a non-U.S. government.

SECTION II of III – TRANSACTION OPTIONS

SECURITY INTEREST

The undersigned hereby designates the below referenced securities account(s) (the "Securities Account"), including any successor accounts, maintained at Merrill Lynch, Pierce, Fenner & Incorporated ("MLPF&S") as the Securities Account in which the undersigned is assigning, transferring, granting and conveying to Bank a first priority lien and security interest, together with certain other collateral, in accordance with the Merrill Lynch Loan Management Account[SM] Agreement (the "Agreement"). **Please list all Securities Accounts in the spaces provided below, if there is not sufficient space provided please complete the attached schedule.**

1) 230 - 13041	6) -	11) -
2) -	7) -	12) -
3) -	8) -	13) -
4) -	9) -	14) -
5) -	10) -	15) -

FUNDING INSTRUCTIONS

Bank may accept instructions from Borrower's MLPF&S financial advisor regarding, without limitation, advances, payments, prepayments, journal entries, interest rate periods or debit/credit entries, in which case such instructions will be deemed to have been given or made directly by Borrower.

If an advance is going to an outside institution, Bank cannot accept instructions from FA. A letter of authorization must be signed by the undersigned and forwarded to Bank.

CASH BALANCE TRANSFERS

If the Loan Application is approved, the undersigned hereby authorizes the Bank to transfer all excess cash or securities maintained in your LMA to the Merrill Lynch Account stated below. **Note: If an account number is not provided below, all transfers of cash or securities will be directed to any Merrill Lynch account in your name.**

This authorization is to remain in full force and effect until the earlier of (i) the Bank's receipt of a written request from the undersigned (or the co-owner) for termination of this authority, or (ii) all of the obligations under, pursuant to or in connection with the Loan/Account Agreement have been satisfied and the LMA terminated.

Merrill Lynch Account No.: (the "Account") 230 13041

RISK DISCLOSURE STATEMENT

Each of the undersigned is aware of the risks involved in a credit facility of this nature, including, without limitation: (i) the risk that the undersigned can lose more funds than are held in the Securities Account(s); (ii) that Bank can force the sale of securities in the Securities Account(s); (iii) that Bank can sell the securities in the Securities Account(s) without first contacting the undersigned ; (iv) that the undersigned is not entitled to choose which securities in the Securities Account(s) are liquidated or sold to meet a collateral call; (v) that Bank can increase its collateral requirements at any time and is not required to provide advance written notice to the undersigned; (vi) that the undersigned are not entitled to an extension of time on a collateral call and Bank is not required to give such an extension; and (vii) there may be adverse tax consequences if securities are sold by Bank. For further information please visit www.sec.gov/investor/tools.shtml.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

SECTION III of III – APPLICANT CERTIFICATION

CERTIFICATION/SIGNATURE

By signing below, the undersigned hereby applies for a LMA and consents and agrees to all of the terms and conditions of the Merrill Lynch Loan Management Account Agreement (the "Agreement") as of this date and incorporating certain other documents by reference. The undersigned acknowledges and confirms:

1. **That the undersigned has received, read, and retained a copy of the Agreement and that the undersigned represents and warrants that he/she/they/it have read and understand the Agreement and all related loan documents and, if this Application is approved, hereby makes the representations and warranties set forth in the Agreement, agrees to be bound by the Agreement and agrees to promptly pay any obligations under the Agreement.**
2. **That the undersigned authorizes Bank to accept instructions from Borrower's MLPF&S financial advisor regarding, without limitation, Advances, payments, prepayments, journal entries, interest rate periods or debit/credit entries, in which case such instructions will be deemed to have been given or made directly by Borrower, Pledgor or Guarantor, as applicable.**
3. **That the undersigned has read and understands the Risk Disclosure Statement contained in this Loan Application.**

All capitalized terms not defined in this Certification have the same meaning as in the Agreement.

By signing this Application, the undersigned certifies and agrees that all statements made in this Application are true and correct and made to obtain the LMA. The undersigned authorizes Bank or any one authorized by Bank to contact the undersigned's employer directly regarding the undersigned's employment and to make any and all inquiries and to obtain such credit and other reports as Bank deems necessary to verify the accuracy of the information in this Application and to determine the undersigned's creditworthiness. **Bank may share information about the Loan Management Account and this Application with its affiliate companies, including Merrill Lynch, Pierce, Fenner & Smith Incorporated. The undersigned may direct Bank not to share information bearing on the undersigned's creditworthiness with its affiliate companies by providing Bank written notice to that effect along with this Application; provided, however, that such notice shall not preclude Bank's sharing with its affiliated companies information related to Bank's transactions or experiences with the undersigned.** If this Application is approved, the undersigned also agrees that Bank, or anyone authorized by Bank, may provide information to others, such as a credit reporting agency, regarding Bank's transactions and experiences with the undersigned. By signing below, the undersigned acknowledges and confirms all of the foregoing

Signature of Applicant (Individual/Trustee/Authorized Officer or Principal)	Signature of Co-Applicant (Individual/Trustee/Authorized Officer or Principal)
Signature: [signature]	Signature:
Print Name: Christopher J Reed	Print Name:
Title: CEO	Title:
Date: 9/9/04	Date:

This Application will not be deemed received by Bank, and Bank will not acknowledge receipt of this Application, until the date on which Bank has received the Application in its offices signed by the Applicant and any Co-Applicant together with, if applicable, applications signed by any Pledgor and Guarantor.

BRANCH OFFICE USE ONLY

By signing below, Merrill Lynch, Pierce, Fenner & Smith Incorporated agrees to the terms and conditions of the Merrill Lynch Loan Management Account Agreement:

Signature: [signature] Date: 9-20-04

Print Name: BARBARA RIGBY OLSON

Title: *(Please circle one)* Managing Director / Director / Resident Director / Admin Manager

NO RAISED SEAL COPY

Form LMAAPP

Merrill Lynch Merrill Lynch Bank USA (the "Bank")

LOAN MANAGEMENT ACCOUNT℠ ("LMA") APPLICATION - PLEDGORS

INSTRUCTIONS: Wherever possible, fields have been pre-filled for you. Please review this entire application, complete all blank fields and sign in the spaces provided.

NAME OF APPLICANT(S): Reed's Inc. ("Borrower(s)")

LMA ACCOUNT NUMBER: 230-07249

SECTION I of II – PLEDGOR INFORMATION

PLEASE COMPLETE ONE OF THE FOLLOWING SECTIONS: "INDIVIDUAL/TRUST" OR "ALL OTHER PLEDGORS".

INDIVIDUAL/TRUST

NOTE: If you are completing this application on behalf of an irrevocable trust you must attach a fully executed copy of the trust. If the trust is established under a Last Will and Testament, please provide an original or court certified copy of Letters of Trusteeship.

PLEDGOR	CO-PLEDGOR
First Name: Robert; Middle Initial: T; Last Name: Reed	First Name: ; Middle Initial: ; Last Name:
Trust Name (if applicable):	Trust Name (if applicable):
Principal Residence/Street Address: 4411 Gatesbury Lane	Principal Residence/Street Address:
City: Chantilly; State: VA; Zip: 20151	City: ; State: ; Zip:
Home Telephone No.: 703-266-3262; Fax No.:	Home Telephone No.: ; Fax No.:
Date of Birth: 09/08/1955; SSN/TIN: 174-50-9007	Date of Birth: ; SSN/TIN:
Present Employer (or business if self-employed): Self	Present Employer (or business if self-employed):
Type of Business: Beverage Manufacturer; Position: Contractor	Type of Business: ; Position:
Business Telephone No.: 703-266-7848; Years There: 1	Business Telephone No.: ; Years There:

ALL OTHER PLEDGORS

In order for Bank to learn more about the pledgor's management condition, please attach the following:

1) If this is a Corporation
   - Copy of the filed Articles of Incorporation
   - Copy of Bylaws and any amendments thereto
   - Certificate or Report of Good Standing Status if formed in DE, NJ, PA, or TX

2) If this is a Limited Partnership
   - Copy of the filed Certificate of Limited Partnership
   - Copy of Agreement of Limited Partnership any amendments thereto
   - Certificate or Report of Good Standing Status if formed in DE, NJ, or PA

3) If this is a Limited Liability Company
   - Copy of the filed Certificate of Formation
   - Copy of Management/Operating Agreement any amendments thereto
   - Certificate or Report of Good Standing Status if formed in DE, NJ, or PA

BRIEFLY DESCRIBE REASON FOR PLEDGING:

Provide collateral for a loan

PLEDGOR

Company Name or Trade Name (whichever is applicable)			
Street Address			
City	County	State	Zip
Contact Person	Title	Telephone Number	Fax Number
Employer I.D. Number (Tax I.D. Number)		$ Annual Gross Revenues	
Company Structure (i.e., corporation, partnership, limited liability company, etc.)		Years in Business	
Type of Business (i.e., manufacturer, service, retailer, etc.)		Primary Products or Services	
Date of Incorporation/Formation	State of Incorporation/Formation		

PLEDGOR AND/OR SHAREHOLDER INFORMATION

Is the Pledgor now an employee or officer or member of the board of directors of Merrill Lynch & Co., Inc. or any of its subsidiaries?	[X] No [ ] Yes If yes, attach explanation.
Is the Pledgor a candidate (or member of a candidate's household) for, or holder of, federal, state, or local elective office?	[X] No [ ] Yes Please specify the office and the scheduled election date or the date elected to office. Office: _____ Date elected: ___/___/___ You must provide the Bank with a separate letter confirming the proceeds received from the referenced Loan Management Account will not be used for campaign purposes or to pay debt incurred by a campaign.
Is the Pledgor a candidate for or holder of a position as an official (or member of an official's household) of a municipal securities issuer[1]?	[X] No [ ] Yes If yes, please specify the issuer and the jurisdiction. Issuer: _____ Jurisdiction: _____
Is the Pledgor a non-U.S. official[2] or member of a non-U.S. official's household?	[X] No [ ] Yes If yes, please specify the government and office held. Government: _____ Office Held: _____
Is the majority shareholder or sole proprietor, as the case may be, now an employee or officer or member of the board of directors or holder of more than 10% of any class of voting securities of Merrill Lynch & Co., Inc. or any of its subsidiaries?	[X] No [ ] Yes [ ] N/A If yes, attach explanation.
If the Pledgor is a legal entity other than an individual (natural person), is the entity controlled by a person who is an employee or officer or member of the board of directors or holder of more than 10% of any class of voting securities of Merrill Lynch & Co., Inc. or any of its subsidiaries? ("Control" means the power to vote 25% or more of any class of voting securities; the ability to control the election of a majority of directors; or the power to exercise a controlling influence over management policies)	[ ] No [ ] Yes [X] N/A If yes, please identify the employee, officer, director or 10% shareholder and the Merrill Lynch & Co., Inc. companies as to which they serve: _____ _____

[1] An "official of a municipal securities issuer" is a person who is an incumbent, candidate, or successful candidate: (a) for elective office of the issuer which office is directly or indirectly responsible for, or can influence the outcome of, the hiring of a broker, dealer, or municipal securities dealer for municipal securities business of the issuer; or (b) for any elective office of a state or any political subdivision, which office has authority to appoint any person who is directly responsible for, or can influence the outcome of, the hiring of a broker, dealer, or municipal securities dealer for municipal securities business by an issuer.

[2] A "non-U.S. official" is a person who is an officer or employee of a government outside of the U.S., or of any department, agency, or instrumentality of a non-U.S. government. This also includes persons who act in an official capacity for or on behalf of a foreign government or department, agency, instrumentality of a foreign government, and those who are employed by an entity that is wholly or partially owned by a non-U.S. government.

SECURITY INTEREST

The undersigned hereby designates the below referenced securities account(s) (the "Securities Account"), including any successor accounts, maintained at Merrill Lynch, Pierce, Fenner & Incorporated ("MLPF&S") as the Securities Account in which the undersigned is assigning, transferring, granting and conveying to Bank a first priority lien and security interest, together with certain other collateral, in accordance with the Merrill Lynch Loan Management Account℠ Agreement (the "Agreement"). **Please list all Securities Accounts in the spaces provided below, if there is not sufficient space provided please complete the attached schedule.**

1) 230 - 13041	6) -	11) -
2) -	7) -	12) -
3) -	8) -	13) -
4) -	9) -	14) -
5) -	10) -	15) -

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

RISK DISCLOSURE STATEMENT

Each of the undersigned is aware of the risks involved in a credit facility of this nature, including, without limitation: (i) the risk that the undersigned can lose more funds than are held in the Securities Account(s); (ii) that Bank can force the sale of securities in the Securities Account(s); (iii) that Bank can sell the securities in the Securities Account(s) without first contacting the undersigned ; (iv) that the undersigned is not entitled to choose which securities in the Securities Account(s) are liquidated or sold to meet a collateral call; (v) that Bank can increase its collateral requirements at any time and is not required to provide advance written notice to the undersigned; (vi) that the undersigned are not entitled to an extension of time on a collateral call and Bank is not required to give such an extension; and (vii) there may be adverse tax consequences if securities are sold by Bank. For further information please visit www.sec.gov/investor/tools.shtml.

NOTICE TO PLEDGORS WHO ARE NOT ALSO BORROWERS

You are being asked to pledge assets to secure the Borrower's debt. Think carefully before you do. If the Borrower does not pay the debt, your pledged assets may be liquidated and the proceeds used to pay the Borrower's debt. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay the amount of the debt if the Borrower does not pay to the extent of your pledge. You may also have to pay late fees or collection costs, which increase this amount. The Bank can collect from you without first trying to collect from the Borrower. The Bank can use the same collection methods against you that can be used against the Borrower, such as suing you, garnishing your wages, liquidating your pledged assets, etc.

SECTION II of III – TRANSACTION OPTIONS

SECURITY INTEREST

The undersigned hereby designates the below referenced securities account(s) (the "Securities Account"), including any successor accounts, maintained at Merrill Lynch, Pierce, Fenner & Incorporated ("MLPF&S") as the Securities Account in which the undersigned is assigning, transferring, granting and conveying to Bank a first priority lien and security interest, together with certain other collateral, in accordance with the Merrill Lynch Loan Management Account℠ Agreement (the "Agreement"). **Please list all Securities Accounts in the spaces provided below, if there is not sufficient space provided please complete the attached schedule.**

1) 230 - 13041	6) -	11) -
2) -	7) -	12) -
3) -	8) -	13) -
4) -	9) -	14) -
5) -	10) -	15) -

FUNDING INSTRUCTIONS

Bank may accept instructions from Borrower's MLPF&S financial advisor regarding, without limitation, advances, payments, prepayments, journal entries, interest rate periods or debit/credit entries, in which case such instructions will be deemed to have been given or made directly by Borrower.

If an advance is going to an outside institution, Bank cannot accept instructions from FA. A letter of authorization must be signed by the undersigned and forwarded to Bank.

CASH BALANCE TRANSFERS

If the Loan Application is approved, the undersigned hereby authorizes the Bank to transfer all excess cash or securities maintained in your LMA to the Merrill Lynch Account stated below. **Note: If an account number is not provided below, all transfers of cash or securities will be directed to any Merrill Lynch account in your name.**

This authorization is to remain in full force and effect until the earlier of (i) the Bank's receipt of a written request from the undersigned (or the co-owner) for termination of this authority, or (ii) all of the obligations under, pursuant to or in connection with the Loan/Account Agreement have been satisfied and the LMA terminated.

Merrill Lynch Account No.: (the "Account") 2 3 0 - 1 3 0 4 1

Robert T. Read

RISK DISCLOSURE STATEMENT

Each of the undersigned is aware of the risks involved in a credit facility of this nature, including, without limitation: (i) the risk that the undersigned can lose more funds than are held in the Securities Account(s); (ii) that Bank can force the sale of securities in the Securities Account(s); (iii) that Bank can sell the securities in the Securities Account(s) without first contacting the undersigned; (iv) that the undersigned is not entitled to choose which securities in the Securities Account(s) are liquidated or sold to meet a collateral call; (v) that Bank can increase its collateral requirements at any time and is not required to provide advance written notice to the undersigned; (vi) that the undersigned are not entitled to an extension of time on a collateral call and Bank is not required to give such an extension; and (vii) there may be adverse tax consequences if securities are sold by Bank. For further information please visit www.sec.gov/investor/tools.shtml.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

SECTION II of II -- PLEDGOR CERTIFICATION

PLEDGOR'S CERTIFICATION/SIGNATURE

By signing below, the undersigned hereby applies for a LMA and consents and agrees to all of the terms and conditions of the Merrill Lynch Loan Management Account Agreement (the "Agreement") as of this date and incorporating certain other documents by reference. The undersigned acknowledges and confirms:

1. That the undersigned has received, read, and retained a copy of the Agreement, and that the undersigned represents and warrants that he/she/they/it have read and understand the Agreement and all related loan documents and, if this Application is approved, hereby makes the representations and warranties set forth in the Agreement, agrees to be bound by the Agreement and agrees to promptly pay any obligations under the Agreement.
2. That the undersigned authorizes Bank to accept instructions from Borrower's MLPF&S financial advisor regarding, without limitation, Advances, payments, prepayments, journal entries, interest rate periods or debit/credit entries, in which case such instructions will be deemed to have been given or made directly by Borrower, Pledgor or Guarantor, as applicable.
3. That the undersigned has read and understands the Risk Disclosure Statement contained in this Loan Application.

All capitalized terms not defined in this Certification have the same meaning as in the Agreement.

By signing this Application, the undersigned certifies and agrees that all statements made in this Application are true and correct and made to obtain the LMA. The undersigned authorizes Bank or any one authorized by Bank to contact the undersigned's employer directly regarding the undersigned's employment and to make any and all inquiries and to obtain such credit and other reports as Bank deems necessary to verify the accuracy of the information in this Application and to determine the undersigned's creditworthiness. Bank may share information about the Loan Management Account and this Application with its affiliate companies, including Merrill Lynch, Pierce, Fenner & Smith Incorporated. The undersigned may direct Bank not to share information bearing on the undersigned's creditworthiness with its affiliate companies by providing Bank written notice to that effect along with this Application; provided, however, that such notice shall not preclude Bank's sharing with its affiliated companies information related to Bank's transactions or experiences with the undersigned. If this Application is approved, the undersigned also agrees that Bank, or anyone authorized by Bank, may provide information to others, such as a credit reporting agency, regarding Bank's transactions and experiences with the undersigned. By signing below, the undersigned acknowledges and confirms all of the foregoing.

Signature of Pledgor (Individual/Trustee/Authorized officer or principal)	Signature of Pledgor (Individual/Trustee/Authorized officer or principal)
Signature: [signature]	Signature:
Print Name: Robert T Reed	Print Name:
Title:	Title:
Date: 9/17/04	Date:

BRANCH OFFICE USE ONLY

By signing below, Merrill Lynch, Pierce, Fenner & Smith Incorporated agrees to the terms and conditions of the Merrill Lynch Loan Management Account Agreement:

Signature: [signature] Date: 9-20-04

Print Name: BARBARA Rigby-Elson

Title: (Please circle one) Managing Director / Director / Resident Director / Admin Manager

NO RAISED SEAL COPY

Form LMAAPPPL